UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 8, 2017 (August 3, 2017)

 THIRD POINT REINSURANCE LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1039994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point House
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the succession planning undertaken by the Board of Directors (the “Board”) of Third Point Reinsurance Ltd. (the “Company”) and its management team earlier this year, the Company has announced the following management changes, subject to Bermuda Department of Immigration and regulatory approval, where applicable:

Appointment of J. Robert Bredahl as Chief Executive Officer of Third Point Reinsurance (USA) Ltd.

Effective as of August 3, 2017, Mr. J. Robert Bredahl was appointed as Chief Executive Officer of Third Point Reinsurance (USA) Ltd. ("Third Point Re USA"). Mr. Bredahl will continue to serve as President and Chief Executive Officer of the Company but will no longer be Chief Executive Officer of Third Point Reinsurance Company Ltd. For a description of Mr. Bredahl’s age, and business experience during the preceding five years, please refer to the Company’s proxy statement filed with the United States Securities and Exchange Commission ("SEC") on March 17, 2017.

Change in Role of John R. Berger as Chief Executive Officer of Third Point Reinsurance (USA) Ltd.

Effective as of August 3, 2017, Mr. John R. Berger stepped down as Chief Executive Officer of Third Point Re USA. Mr. Berger will continue to serve as Chairman of the Board of the Company.

Appointment of Daniel V. Malloy as Chief Executive Officer of Third Point Reinsurance Company Ltd.

Effective as of August 3, 2017, Mr. Daniel V. Malloy was promoted from Chief Underwriting Officer to Chief Executive Officer of Third Point Reinsurance Company Ltd. For a description of Mr. Malloy’s age, and business experience during the preceding five years, please refer to the Company’s proxy statement filed with the SEC on March 17, 2017.

Appointment of Manoj K. Gupta as President of Third Point Reinsurance (USA) Ltd.

Effective as of August 3, 2017, Mr. Manoj K. Gupta was promoted from EVP, Underwriting to President of Third Point Re USA. For a description of Mr. Gupta’s age, current positions at the Company, and business experience during the preceding five years, please refer to the Company’s proxy statement filed with the SEC on March 17, 2017.

Change in Role of Thomas C. Wafer as President of Third Point Reinsurance (USA) Ltd.

Effective as of August 3, 2017, Mr. Thomas C. Wafer stepped down from his position as President of Third Point Re USA and was elected as Chairman of the Board of Third Point Re USA. For a description of Mr. Wafer’s age, and business experience during the preceding five years, please refer to the Company’s proxy statement filed with the SEC on March 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD POINT REINSURANCE LTD.

Date: August 8, 2017	/s/ Janice R. Weidenborner
	Name:	Janice R. Weidenborner
	Title:	EVP, Group General Counsel & Secretary